PLEDGE AGREEMENT

AGREEMENT made as of the 18th day of October, 2005 by and among HAIG KELEDJIAN, residing in the city of La Canada, California, (the “Guarantor”), _____________ (the “Lender”), a _________________ residing in the city of ______________________, and Parsons Behle & Latimer, a professional law corporation, (the “Escrow Agent”).

W I T N E S S E T H:

WHEREAS, the Guarantor has delivered to the Lender a Guaranty and Security Agreement (the “Guaranty”) of even date herewith that provides for the pledge of, and the grant of a first security interest and lien in, shares of common stock (“Shares”), $0.0001 par value per share of Viral Genetics, Inc. (the “Borrower”) by the Guarantor to the Lender; and

WHEREAS, the Guarantor has agreed to deliver said Shares to the Escrow Agent to hold pursuant to the terms of this Agreement as agent of the Lender, and the Escrow Agent has agreed to same;

NOW, THEREFORE, the parties in consideration of the foregoing premises and of the promises and covenants herein contained hereto agree as follows:

1.      Shares in Escrow

The Guarantor has pledged to the Lender and delivered to the Escrow Agent stock certificates registered in the Guarantor’s name representing ________________ Shares, with stock powers executed in blank attached, as listed on Exhibit A. Guarantor and Lender hereby appoint the Escrow Agent to hold the Escrow Shares (as hereinafter defined) pursuant to the terms of this Agreement. Guarantor acknowledges that the Escrow Agent is, and is intended to act as, the agent of the Lender and not of the Guarantor. (The Shares that have been delivered to the Escrow Agent, as the same may be added to or subtracted from in accordance with the terms of this Agreement, are referred to herein as the “Escrow Shares”.) The Guarantor represents and warrants that (i) it has and during the Escrow Period (as hereinafter defined) will have good title to the Escrow Shares, free and clear of all liens and claims other than the lien of this Agreement; (ii) the Escrow Shares delivered herewith have been and any Escrow Shares delivered hereafter will have been validly issued, fully paid and nonassessable; (iii) the making and performance by the Guarantor of this Agreement and the pledging of the Escrow Shares are within the powers of the Guarantor and do not contravene any contractual restriction binding on the Guarantor or the Escrow Shares; (iv) this Agreement is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with the terms; and (v) this Agreement and the Guaranty create a fully perfected, first priority security interest in and lien on the Escrow Shares for the benefit of the Lender. The Escrow Agent, by its execution and delivery of this Agreement, hereby agrees to receive the Escrow Shares and agrees to act with respect thereto and otherwise as hereinafter set forth.

2.       Term

This Escrow Agreement shall become effective immediately and shall continue in effect until the disbursement by the Escrow Agent of all of the Escrow Shares in accordance with the terms hereof (the “Escrow Period”).

3.      Property Distributed on Escrow Shares; Voting

During the Escrow Period, the Escrow Agent shall receive all of the money, securities, rights and property distributed as dividends or pursuant to any stock split, merger, recapitalization, dissolution, or total or partial liquidation of the Company, such property to be held and administered as herein provided. Unless the Lender delivers to the Escrow Agent an Affidavit of Loss (as hereinafter defined)

the Guarantor shall be entitled during the Escrow Period to vote the Escrow Shares, to give consents, waivers and ratifications in respect thereof for purposes that are not inconsistent with the terms of this Agreement and to give subordinated liens in respect thereof, provided that such liens may be given only in accordance with the restrictions thereon contained in the Guarantee. For the remainder of the Escrow Period in the event the Lender delivers an Affidavit of Loss to the Escrow Agent the Lender may vote any or all of the Escrow Shares in the name and on behalf of the Guarantor and give all consents, waivers, ratifications and security interests and liens in respect thereof for purposes that are not inconsistent with the terms of this Agreement. The Guarantor hereby irrevocably constitutes and appoints the Lender the proxy and attorney-in-fact of the Guarantor, with full power of substitution, to take any and all such action with respect to the Escrow Shares after the Lender delivers an Affidavit of Loss to the Escrow Agent.

4.      Distribution of Escrow Shares

The Escrow Agent shall deliver Escrow Shares and the related stock powers as follows:

(a)     all Escrow Shares on deposit shall immediately be delivered in accordance with the joint written instructions of the Guarantor and the Lender;

(b)     all Escrow Shares on deposit shall be delivered to the Guarantor forthwith after the Guarantor presents to the Escrow Agent for inspection the executed original of the Unsecured Convertible Debenture (the “Debenture”) of the Borrower to the order of the Lender of even date herewith in the principal amount of $_________ either marked “PAID IN FULL” by the Lender or the Lender’s assignee;

(c)     all Escrow Shares on deposit shall be delivered to the Lender 10 days after the Lender delivers to the Escrow Agent and the Guarantor counterparts of (i) an affidavit (the “Affidavit of Loss”) of the Lender stating that the Lender is entitled to receive delivery of the Shares pursuant to the terms of the Guaranty and (ii) an affidavit of service of the Affidavit of Loss on the Guarantor.

Except as provided in paragraphs (a) – (c) of this Section 4 or pursuant to the order of a court of competent jurisdiction, the Escrow Agent shall not assign, transfer or otherwise dispose of any Escrow Shares.

5.      Expenses of Escrow Agent

The Guarantor shall pay all reasonable expenses, fees, disbursements and advances incurred or made by the Escrow Agent in the performance of its duties hereunder, including reasonable fees, expenses and disbursements of its counsel. The charges so payable shall be paid to the Escrow Agent from time to time upon its written request to the Guarantor.

6.      Liability of the Escrow Agent

It is agreed that the duties of the Escrow Agent are only such as are herein specifically provided, being purely ministerial in nature, and it shall incur no liability whatsoever except for willful misconduct. It is understood that nothing in this Agreement shall preclude the Escrow Agent from acting as counsel to the Borrower or the Guarantor. The Guarantor (i) agrees to hold the Lender harmless from and against any liability of any nature whatsoever and (ii) releases, discharges and waives any claim and causes of action of whatever nature against the Lender that it may currently have available to it or which may arise hereafter, absolute or contingent, known or unknown, arising out of or in connection with any action or omission to act by the Escrow Agent under or in connection with this Agreement, whether or not the Escrow Agent would be liable hereunder, at law or in equity.

The Escrow Agent shall be under no responsibility in respect of any of the items deposited with it other than faithfully to follow the instructions herein contained. It may consult with counsel and shall be fully protected in any action taken in good faith, in accordance with such advice. It shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of this Escrow Agreement unless it is requested so to do by any of the parties hereto and it is indemnified to its satisfaction against the cost and expense of such defense. It shall not be required to institute legal proceedings of any kind. It shall have no responsibility for the genuineness or validity of any document or other item deposited with it, and it shall be fully protected in acting in accordance with any written instructions given to it hereunder and believed by it to have been signed by the proper parties.

7.      Binding Effect

This Escrow Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, provided, however that the Escrow Agent may not assign this Escrow Agreement without the consent of the other parties.

8.      Governing Law

This Pledge Agreement shall be governed by, and construed under and pursuant to the internal laws of the State of California without regard to principles of conflicts of laws.

9.      Counterparts

This Pledge Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

10.      Assignment

Neither the Guarantor nor the Lender may assign its rights and privileges under this Agreement without the written consent of the other party, except that Lender may assign its rights and privileges hereunder in connection with a proper assignment of its interests in the Secured Obligation (as such term is defined in the Guarantee and Security Agreement which this Agreement secures.

11.      Amendment

This Agreement may not be changed or supplemented orally or by course of dealing, but only by an instrument in writing executed by all the parties hereto.

12.      No Waiver

No delay in or failure to exercise, or any partial exercise of, any remedy or right hereunder, shall impair or preclude the exercise of any such remedy or right thereafter or any other right or remedy.

IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement the day and year first above written.

HAIG KELEDJIAN

By:

Parsons Behle & Latimer

For the Firm

SCHEDULE A

TO

PLEDGE AGREEMENT